INVENTORY	6 Months Ended
Dec. 31, 2025
INVENTORY [Abstract]
INVENTORY	INVENTORY
The Company values its inventories at the lower of cost or estimated net realizable value. Inventory consumed prior to commercialization was expensed as research and development expense as incurred. The Company determines the cost of its inventories on a first-in, first-out basis. The Company performs an assessment of the recoverability of capitalized inventory during each reporting period, and it writes down any excess and obsolete inventories to their estimated net realizable value in the period in which the impairment is first identified. Such impairment charges, if they occur, are recorded within cost of product sales.

	December 31, 2025	June 30, 2025
	US$	US$
Raw materials	425,712	—
Total Inventory	425,712	—
At 31 December 2025, no inventory was pledged as security for liabilities.